JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated May 21, 2024 to PROSPECTUSES dated April 29, 2024

Changes to Variable Investment Options

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE OPPORTUNITY A SHARE VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY, and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus dated April 29, 2024 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Portfolio Name Change and Subadviser Change

Effective on or about May 29, 2024 (the “Effective Date”), the following John Hancock Variable Insurance Trust (“JHVIT”) portfolio’s “Former Name” is changing to the “New Name” listed below:

Former Name	New Name
Emerging Markets Value Trust	Disciplined Value Emerging Markets Equity Trust

Moreover, as of the Effective Date, the following JHVIT portfolio’s “Former Subadviser” will be replaced by the “New Subadviser” indicated below:

Former Subadviser	New Subadviser
Dimensional Fund Advisors LP	Boston Partners Global Investors, Inc.

As a result, after the Effective Date, all references in the prospectuses to the Former Name and Former Subadviser are changed to the New Name and New Subadviser, respectively.

Changes to Current Expenses

In addition, effective May 29, 2024, there is a reduction in “Current Expenses” for the JHVIT Disciplined Value Emerging Markets Equity Trust in the “Appendix: Portfolios Available Under the Contract” section of the Annuity prospectus.

Accordingly, the name, subadviser, and “Current Expenses” of the JHVIT Disciplined Value Emerging Markets Equity Trust portfolio are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity prospectus where the appendix lists Emerging Markets Value Trust Series II:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Disciplined Value Emerging Markets Equity Trust – Series II John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	1.21%*	14.85	5.17	2.84

*	This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

The name, subadviser, and “Current Expenses” of the JHVIT Disciplined Value Emerging Markets Equity Trust portfolio are updated as follows in the “Appendix: Portfolios Available Under the Contract” section of each Annuity prospectus where the appendix lists Emerging Markets Value Trust Series NAV:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23) (%)
			1-Year	5-Year	10-Year
To seek long-term capital appreciation.	Disciplined Value Emerging Markets Equity Trust – Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.96%*	15.15	5.42	3.06

*	This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should retain this Supplement for future reference.

Supplement dated May 21, 2024

05/24:VAPS70	333-70728	333-71074
	333-70730	333-146591
	333-70850	033-79112
	333-71072	333-83558